UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 9, 2023

Riot Platforms, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-33675	84-1553387
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3855 Ambrosia Street, Suite 301

Castle Rock, CO 80109

(Address of principal executive offices)

(303) 794-2000

(Registrant’s telephone number, including area code)

(Former name, former address, and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	RIOT	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 – Entry into a Material Definitive Agreement.

Riot Platforms, Inc. (“Riot”, the “Company”, “we”, “us”, “our”, etc.) entered into a Controlled Equity OfferingSM Sales Agreement, dated as of August 9, 2023 (the “Sales Agreement”), with Cantor Fitzgerald & Co., B. Riley Securities, Inc., BTIG, LLC, Roth Capital Partners, LLC,  Compass Point Research & Trading, LLC, Northland Securities, Inc., Moelis & Company LLC, and Stifel Nicolaus Canada Inc. (each, a “Sales Agent”, and collectively, the “Sales Agents”). Pursuant to the Sales Agreement, we may offer and sell, at our option, an indeterminate number of shares of our common stock, no par value per share (the “Placement Shares”), having an aggregate initial offering price of up to $750,000,000, through the Sales Agents, from time to time at prevailing market prices in an “at-the-market offering” within the meaning of Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), including sales made to the public directly on or through the Nasdaq Capital Market and any other trading market for shares of our common stock (the “Offering”).

The Placement Shares will be offered and sold under the Company’s effective Registration Statement on Form S-3ASR (File No. 333-259212) filed with the Securities and Exchange Commission (the “SEC”) on August 31, 2021 (the “Registration Statement”), pursuant to the prospectus supplement dated as of, and filed with the SEC on August 9, 2023 (the “Prospectus Supplement”), which supplements and amends the base prospectus filed with and forming a part of the Registration Statement.

Under the Sales Agreement, we may from time to time deliver placement notices to the Sales Agents designating the number of Placement Shares and the minimum price per share thereof to be offered. However, subject to the terms and conditions of the Sales Agreement, the Sales Agents are not required to sell any specific number or dollar amount of Placement Shares but will act as Sales Agent using their commercially reasonable efforts consistent with their normal trading and sales practices and applicable state and federal laws, rules and regulations and the rules of the Nasdaq Stock Market. We or the Sales Agents may suspend the offering of Placement Shares by notifying the other party. The Offering will terminate upon proper notice by us and/or the Sales Agents or by mutual agreement.

We will pay the Sales Agents a commission of up to 3.0% of the gross sales price of the shares of the Placement Shares sold under the Sales Agreement, and we have also agreed to reimburse the Sales Agents for certain expenses under the Sales Agreement. We made certain customary representations, warranties and covenants concerning the Company and the Placement Shares in the Sales Agreement and also agreed to indemnify the Sales Agents against certain liabilities, including liabilities under the Securities Act and the Securities Exchange Act of 1934, as amended, as set forth in the Sales Agreement.

The foregoing description of the Sales Agreement is a summary and is qualified in its entirety by reference to the Sales Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 2.02 – Results of Operations and Financial Condition.

On August 9, 2023, Riot issued a press release regarding Riot’s financial results for its fiscal quarter ended June 30, 2023 (“Q2 2023”), as first reported by the Company in its Quarterly Report on Form 10-Q for the same period, filed with the SEC on August 9, 2023 (the “Form 10-Q”), a copy of which is available on the SEC’s website, www.sec.gov, and under the “SEC Filings – Quarterly Reports” tab on the “Investors” page our website, www.riotplatforms.com. A copy of Riot’s press release is attached as Exhibit 99.1 hereto.

Item 7.01 – Regulation FD Disclosure.

On August 9, 2023, Riot released a quarterly update presentation, dated as of August 9, 2023 (the “Quarterly Update”), which includes an overview of management’s discussion and analysis of Riot’s financial position, business, and operations as of the end of Q2 2023. A copy of the Quarterly Update is attached hereto as Exhibit 99.2 and is also available on our website, www.riotplatforms.com, under the “Presentations” tab of the Investors page.

The information furnished pursuant to this Current Report on Form 8-K (this “Report”), including the press release and the Quarterly Update attached as Exhibits 99.1 and 99.2 hereto, respectively, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and shall not be incorporated by reference into any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements

This Report, the press release attached as Exhibit 99.1 hereto, and the Quarterly Update attached as Exhibit 99.2 and the documents incorporated by reference herein may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Such forward-looking statements generally relate to future events, financial results or operating performance based on management’s current expectations, assumptions and beliefs about the Company’s future financial and operating performance, as well future economic conditions, which are made in reliance on the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act of 1934, as amended. Words such as “anticipates,” “believes,” “plans,” “expects,” “intends,” “will,” “potential,” “hope” and similar expressions are intended to identify forward-looking statements; however, forward-looking statements may be made without such expressions. Accordingly, any statement contained or referenced herein, as well as in the other filings that we make with the SEC, that is not a statement of historical fact, should be considered a forward-looking statement. These forward-looking statements may include, but are not limited to, statements concerning: our plans, strategies and objectives for future operations; new equipment, systems, technologies, services or developments, such as our development and implementation of industrial scale immersion-cooled Bitcoin mining hardware and our data center development outside of Corsicana, Texas; the number and value of Bitcoin rewards and transaction fees we earn from our Bitcoin mining operations; expected cash flows or capital expenditures; our beliefs or expectations; activities, events or developments that we intend, expect, project, believe, or anticipate will or may occur in the future; and assumptions underlying or based upon any of the foregoing. These statements are subject to various risks and uncertainties, both known and unknown, which could cause the Company’s actual results to differ, perhaps materially, from management’s current expectations or the Company’s historical performance. Such risks and uncertainties include, without limitation, risks related to: our estimates of bitcoin mining production; our future hash rate growth and global hash rate growth; the anticipated benefits of our immersion-cooling hardware; our ability to successfully deploy the new bitcoin mining computers we acquire; the timely completion and energization of our bitcoin mining infrastructure the success, timing and cost of integration of acquired businesses; and macroeconomic, political, and/or environmental events. Detailed information regarding other factors that may cause actual results to differ materially from those expressed or implied by statements in this Report, the exhibits attached hereto, and the other documents incorporated by reference herein, may be found in the Registrant’s filings with the SEC, including under sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, as well under similar headings and titles in the other filings we make with the SEC from time to time after the date of this Report, copies of which may be obtained from the SEC’s website, www.sec.gov. All forward-looking statements included or incorporated by reference in this Report, the press release, and in the Quarterly Update, and in the other documents we file with the SEC, are made only as of the date of this Report and, as applicable, the date of the documents incorporated by reference herein, and all forward-looking statements included in, or incorporated by reference into, the other documents we file with the SEC from time to time are made only as of the date of such documents. Riot disclaims any intention or obligation to update or revise any forward-looking statements to reflect events or circumstances that subsequently occur, or of which Riot hereafter becomes aware, except as required by law. Persons reading this Report, the exhibits attached hereto, the documents incorporated by reference herein, and the other documents we file with the SEC are cautioned not to place undue reliance on such forward-looking statements.

Item 9.01 – Regulation FD Disclosure.

(d)Exhibits.

EXHIBIT INDEX

The following exhibits are filed or furnished herewith:

Exhibit No.	Description
1.1*	Controlled Equity OfferingSM Sales Agreement, dated as of August 9, 2023, by and among Riot Platforms, Inc. and the Sales Agents.
5.1	Opinion of counsel Lewis Roca Rothgerber Christie LLP.
23.1	Consent of Lewis Roca Rothgerber Christie LLP (contained in Exhibit 5.1).
99.1	Press release of Riot Platforms, Inc. dated as of August 9, 2023.
99.2	Riot Platforms, Inc. Quarterly Update, dated as of August 9, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain schedules and similar amendments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company undertakes to furnish supplement copies of any of the omitted schedules upon request by the SEC.

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIOT PLATFORMS, INC.

By:	/s/ Colin Yee
Name:	Colin Yee
Title:	Chief Financial Officer

Date: August 9, 2023